UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 18, 2025
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation or organization)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Today, March 18, 2025, Yum! Brands, Inc. (the “Company”) announced that it is partnering with NVIDIA to accelerate the development of innovative AI technologies for Yum! restaurants around the globe. A copy of the release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including at Exhibit 99.1 furnished under item 9.01, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 7.01, including that in Exhibit 99.1 furnished under Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

Section 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Press release issued March 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	March 18, 2025	/s/ David Russell
Sr. Vice President, Finance and
Corporate Controller
(Principal Accounting Officer)